NASDAQ:  EUBK
September 2005

1

Forward Looking Statements

This presentation may contain forward-looking statements
including comments with respect to our objectives, strategies, and the results of our operations and business. These statements involve numerous assumptions, uncertainties and opportunities, both general and specific.  Risk exists that these statements may not be fulfilled.  We caution readers of this presentation not to place undue reliance on the forward-looking statements, as a number of factors could cause future company results to differ materially from these statements. Forward-looking statements may be influenced in particular by factors such as: fluctuations in interest rates and stock indexes; effects of competition in the areas in which we operate; changes in economic, political,
regulatory and technological conditions. We caution that the foregoing list is not exhaustive. When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors and others that may have not been included in this list, as well as other uncertainties and events.

EUBK 2

Stock Profile

Nasdaq Symbol                                                      EUBK

Recent Price (10/31/05)             $10.42

Market Cap:   $217.6 million

Shares Outstanding                              19.56 million

50 Days Avg. Daily Volume:                      45,382

EUBK 3

Headquarters:                      San Juan, Puerto Rico

Total Assets:                           $2.381 billion

Gross Loans & Leases:                 $1.526 billion

Branches:                                         22

Deposits:                                               $1.582 billion

Equity:                                                      $167.8 million

Company Overview

Commercial Banking

Leasing

Mortgage

Trust & Wealth Management

BT International (IBE)

Automobile

Property & Casualty

Guaranteed Auto Protection

EuroBancshares, Inc.

Eurobank

EuroSeguros

EBS Overseas (IBE)

EUBK 4

Experienced Executive Leadership

Average experience: 30 years

*Joined Eurobank in 1979 as a director, became Chairman in 1993, and CEO in 1994

EUBK 5

Executive

Title

Experience

Joined Eurobank

Rafael Arrillaga

-

Torr

é

ns, Jr.*

Chairman, President and CEO

29

1979

Yadira R. Mercado

EVP, CFO and Corporate

Secretary

24

1991

Jorge E. Sep

ú

lveda

-

Estrada

SVP and Treasurer

30

1993

James I. Thomson

EVP,  R

isk Management and

Chief Lending Officer

44

1999

Félix León

EVP, Operations

40

2004

Luis S. Suau Hernández

SVP, San Juan

-

Metropolitan

Area

30

1997

Fausto Pe

ñ

a Villegas

SVP, Northern Region

29

2001

Roberto Carreras Sosa

SVP, Eastern Region

28

2002

Jaim

e Noble Fern

á

ndez

SVP, EuroLease

31

1999

Focus on Niche Market to
Maintain Strong Earnings
Growth and Profitability

Maintain Strong Asset Quality

Expand Branch Franchise
through Novo Opportunities

Consider Strategic, Accretive
Acquisitions

Utilize Under-Leveraged IBE, as Interest Rate Environment
Improves

Corporate Strategy –

Bayamón Branch

Establish Bank as Premier Middle-Market

Bank in Puerto Rico

EUBK 6

Branch Distribution Network

Currently operate a network of 22 branches

Plan to open 5 additional branches by 2007

Intend to have a branch located within a convenient drive of approximately 80% of the population of Puerto Rico

EUBK 7

Puerto Rico Market Opportunity

Economy Highly Correlated with Mainland U.S. Economy

Projected Economic Growth of 2.3% for 2005

Population of 3.9 million; Housing Shortage, 100,000 Units

Annual Real Estate Appreciation 5%-8%

Economic Drivers: Manufacturing, Government Services, Health
Care Services

Tax Advantages for Financial Institutions and Retail Investors

14 FDIC Insured Banks and Trust Companies Represent $98.9 billion in Total Assets as of 6/30/05

Larger Non-local Banks Provide Opportunity to Take Market Share

EUBK 8

Premier Commercial Banking

($’s in millions)

CAGR:  37.81%

EUBK 9

Commercial Loans

CAGR: 26.43%

($’s in millions)

Humacao Branch

EUBK 10

Leading Leasing Business

Short to medium
term fixed rate
product offsets the
variable rate of
commercial portfolio

If a residual value
exists, the lessee is
responsible

Lessee is deemed
title holder (no third
party liability)

Strategy

Up to 72 months

No residual value on
72 month leases

Lease
Terms

Open-ended

97% automobile
leases

Lease
Type

($’s in millions)

CAGR:  45.76%

EUBK 11

Mortgage Business

Mortgage Portfolio, $46.4 million

Strategy:

Non-wholesale

Sell majority of originations in secondary
market

Mortgage Type:

Fixed rate; maximum 30 years

FNMA, VA, FHA, Freddie Mac

Conforming, non-conforming

Target Market:

Homes financed by construction lending
department

Retail customers; commercial customers

Caguas Branch

EUBK 12

Trust & Wealth Management

Established in 2002

Strategy and Focus:

Offer retirement benefits

Offer trust and wealth
management services

Fee structure based on AUM

Assets under management:
$201.6 million as of 9/30/05

EuroFinancial:

Joint venture with
Consultative Securities, Inc.

Established to service
customers’ investment needs

Carolina Branch

EUBK 13

Track Record of Growth

’00 - 3Q ’05
CAGR

41.87%

Total assets

38.22%

Total equity

36.35%

Net interest income

39.67%

Total gross loans & leases

37.34%

Total deposits

28.19%

Diluted EPS – before
extraordinary item

35.34%

Net income – before extraordinary
gain

27.39%

Non-interest income –
service charge & other fees

’00 – Dec ‘04
CAGR

We believe our strategy
has proven successful

Ponce Branch

EUBK 14

3Q 05 vs. 2Q 05 Highlights

167,814

1,581,825

*1,526,412

*2,380,569

9,329

2,325

$34,714

3Q’ 05

35.44%

$31,889

Total interest income

-12.98%

2,403

Other non-interest income – service
charges & other fees

2.37%

9,274

Total non-interest expense

-1.69%

168,524

Stockholders’ equity

1,501,038

1,529,961

2,275,586

2Q’ 05

-1.05%

Loans and leases (Net of Unearned)

18. 45%

Total assets

21.59%

Deposits

Annualized
Change

($ in thousands)

*   $15 million in leases sold in September 2005

EUBK 15

Banco de
Financiero
Acquisition
(12/15/02)

Credit Quality

NPLs and NCOs Ratios

BankTrust
Acquisition
(5/3/04)

EUBK 16

Charge-Offs

EUBK 17

3Q-2005

2Q-2005

1Q-2005

2004

3Q-2004

2003

2002

2001

2000

Charge-offs:

Real estate secured

-

-

-

5

-

-

-

-

-

Commercial and industrial

1,830

1,612

862

3,329

357

966

887

290

125

Consumer

403

1,173

385

1,196

278

1,347

1,718

710

553

Leases financing contracts

2,504

1,751

1,743

5,806

1,164

2,715

767

339

55

Others

62

53

7

164

50

37

16

57

33

Total charge-offs

4,799

4,589

2,997

10,500

1,849

5,065

3,388

1,396

766

Real estate secured

-

-

-

-

-

-

-

-

-

Commercial and industrial

327

49

70

154

53

160

97

201

126

Consumer

55

68

70

233

62

254

180

182

190

Leases financing contracts

623

473

526

1,741

654

675

142

96

15

Others

2

1

8

15

1

1

2

2

-

Total recoveries

1,007

591

674

2,143

770

1,090

421

481

331

Real estate secured

-

-

-

5

-

-

-

-

-

Commercial and industrial

1,503

1,563

792

3,175

304

806

790

89

(1)

Consumer

348

1,105

315

963

216

1,093

1,538

528

363

Leases financing contracts

1,881

1,278

1,217

4,065

510

2,040

625

243

40

Others

60

52

(1)

149

49

36

14

55

33

Total net charge-offs

3,792

3,998

2,323

8,357

1,079

3,975

2,967

915

435

Recoveries:

Charge-offs:

($ in thousands)

Strong Earnings Momentum

*It does not include $4.4 million extraordinary gain from BT

** It does not include $1.1 million extraordinary gain from Banco Financiero

EUBK 18

Net Interest Margin – on a fully taxable equivalent basis

EUBK 19

Non-interest income – service charge and other fees

In Millions

EUBK 20

Net Income

In Millions

EUBK 21

A Proven Track Record

* It includes a $4.4 million extraordinary gain from BT

** It includes a $1.1 million extraordinary gain from Banco  Financiero

*** Fully taxable equivalent

EUBK 22

Performance Ratios

3Q-2005

2Q-2005

1Q-2005

2004*

2003

2002**

2001

Return on average common

stockholder' equity

12.12%

13.80%

12.79%

22.50%

16.50%

13.56%

14.34%

Return on average assets

0.82

0.98

0.91

1.28

0.87

0.92

1.10

Net interest margin ***

3.14

3.42

3.37

3.29

3.15

3.57

4.32

Efficiency Ratio***

46.33

45.52

49.39

44.44

51.48

56.33

54.69

A Proven Track Record

EUBK 23

Capital Ratios

3Q-2005

2Q-2005

1Q-2005

2004

2003

2002

2001

Leverage ratio

9.44%

9.99%

9.99%

9.91%

6.76%

7.93%

8.27%

Tier 1 risk-based capital

12.69

12.45

12.74

12.73

8.3

8.63

9.57

Total risk-based capital

13.58

13.84

13.84

13.94

11.6

12.79

15.26

Tangible common equity to

tangible assets

7.06

7.42

7.54

7.54

4.93

5.54

7.87

ROAA*

*Before extraordinary gain

EUBK 24

*Before extraordinary gain

ROAE*

EUBK 25

Efficiency Ratio

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Total Assets

In millions

CAGR:  41.87%

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Total Gross Loans and Leases

In millions

CAGR:  39.67%

EUBK 28

Total Deposits

CAGR:  37.34%

In millions

EUBK 29

Total Capital

In Millions

EUBK 30

Investment Considerations

Pure play commercial bank

Conservative experienced
management

Strong credit fundamentals

Strong organic growth

B&T successfully integrated

Positioned for further growth

Hatillo Branch

EUBK 31